Exhibit 3-56
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

o                                                 PLEASE INDICATE (CHECK ONE) TYPE CORPORATION:
DSC8204 (Rev.81)
                                                  |x| DOMESTIC BUSINESS CORPORATION
          ARTICLES OF INCORPORATION
           (PREPARE IN TRIPLICATE)                |_| DOMESTIC BUSINESS CORPORATION                       FEE
                                                      A CLOSE CORPORATION - COMPLETE BACK                $75.00
         COMMONWEALTH OF PENNSYLVANIA
   DEPARTMENT OF STATE - CORPORATION BUREAU       |_| DOMESTIC PROFESSIONAL CORPORATION
308 NORTH OFFICE BUILDING, HARRISBURG, PA 17120       ENTER BOARD LICENSE NO.

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010 NAME OF CORPORATION (MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT
UNDER 15 P.S. 2908 8) Concord Service Corporation
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011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT
ACCEPTABLE) 329 Market Street
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012 CITY         033 COUNTY        013 STATE              064 ZIP CODE
Williamsport     Lycoming          Pennsylvania           17701
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050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION

   Unlimited power to engage in and to do any lawful act concerning any or all lawful business for which corporations may be incorporated under this Act and that the corporation is incorporated under this Act.




(ATTACH 81/2 x 11 SHEET IF NECESSARY)
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The Aggregate Number Shares, Classes of Shares and Par Value of Shares which the
Corporation shall have Authority to issue:

040 Number and Class of Shares    100,000 Common/Class A     041 Stated Par Value       042 Total Authorized     031 Term of
                                  100,000 Common/Class B     Per share If Any $1.00-A   Capital $100,000.00      Existence perpetual
                                                             No Par-B
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The Name and Address of Each Incorporator, and the Number and Class of Shares Subscribed to by each incorporator
                                  081,082
080 Name                          083,084 Address            (Street, City, State,      Number & Class of Shares
                                                             Zip Code)
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Michael J. Casale, Jr.            1761 Malvin Place,         Williamsport, PA 17701     1 Share - Class A
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                                              (ATTACH 81/2 x 11 SHEET IF NECESSARY)
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
IN TESTIMONY WHEREOF, THE INCORPORATOR (S) HAS (HAVE) SIGNED AND SEALED THE ARTICLES OF INCORPORATION

THIS 10th DAY OF November 1989.

                                         /s/ Michael J. Casale
--------------------------------         ---------------------------------------
                                         Michael J. Casale, Jr.
--------------------------------         ---------------------------------------
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                             - FOR OFFICE USE ONLY -
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
030 FILED NOV 15 1989      002 CODE            003 REV BOX      SEQUENTIAL NO.        100 MICROFILM NUMBER
                                                                                      8978 87
                           ---------------------------------------------------------------------------------------------------------
                           REVIEWED BY         006 SICC         AMOUNT                001 CORPORATION NUMBER
 [graphic of signature                                          $                     1536030
       omitted]            ---------------------------------------------------------------------------------------------------------
                           DATE APPROVED       CERTIFY TO       INPUT BY              LOG IN                   LOG IN (REFILE)
                                               |_| REV.
    Secretary of the       ---------------                      --------------------------------------------------------------------
      Commonwealth         DATE REJECTED       |_| L&I          VERIFIED BY           LOG OUT                  LOG OUT (REFILE)
  Department of State
    Commonwealth of        ---------------     |_| OTHER        --------------------------------------------------------------------
     Pennsylvania          MAILED BY  DATE

Microfilm Number___________    Filed with the Department of State on AUG 16 1994

Entity Number 1536030           /s/ [graphic of signature omitted]
                               ----------------------------------
                               Secretary of the Commonwealth

                ARTICLES OF MERGER-DOMESTIC BUSINESS CORPORATION
                             DSCB: 15-1926 (Rev 91)

   In compliance with the requirements of 15 Pa.C.S. ss. 1926 (relating to articles of merger or consolidation), the undersigned business corporations, desiring to effect a merger, hereby states that:

1. The name of the corporation surviving the merger is: Concord Service Corporation

2. (Check and complete one of the following):
   |x| The surviving corporation is a domestic business corporation and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the country of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a) 329 Market Street      Williamsport PA         17701   Lycoming
       -------------------------------------------------------------------------
       Number and Street      City         State      Zip     County

   (b) c/o:
       -------------------------------------------------------------------------
       Name of Commercial Registered Office Provider          County

       For a corporation represented by a commercial registered office provider, the country in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

       __ The surviving corporation is a qualified foreign business corporation incorporated under the laws of___________________________________________
       and the (a) address of its current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to comform to the records of the Department):

   (a)
       -------------------------------------------------------------------------
       Number and Street      City        State       Zip      County

   (b) c/o:---------------------------------------------------------------------
           Name of Commercial Registered Office Provider       County

       For a corporation represented by a commercial registered office provider, the country in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

       __ The surviving corporation is a nonqualified foreign business corporation incorporated under the laws of_______________________________ _______ and the address of its principal office under the laws of such domiciliary jurisdiction is:

       -------------------------------------------------------------------------
       Number and Street      City         State      Zip      County

3. The name and the address of the registered office in this Commonwealth or name of its commercial registered office provider and the county of venue of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

   Name of Corporation     Address of Registered Office or                County
                           Name of Commercial Registered Office Provider

   Concord Services        CT Corporation System
   Acqusition Corp.        1635 Market Street
                           Philadelphia, PA 19102                 AUG 1694
                                                              PA Dept. of State

4. (Check, and if appropriate complete, one of the following):

   |x| The plan of merger shall be effective upon filing these Articles of Merger in the Department of State.

   __The plan of merger shall be effective on_________________at________________
                                                    Date              Hour

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

Name of Corporation              Manner of adoption
Concord Service Acquisition      Adopted by action of the Directors and
Corp.                            Shareholders of the corporation pursuant to 15
                                 Pa. C.S. Section 1924 (a)
Concord Service Corporation      Adopted by action of the Directors and
                                 Shareholders of the corporation pursuant to 15
                                 Pa. C.S. Section 1924 (a)

6. (Check, and if appropriate complete, one of the following):

   __The plan of merger is set forth in full in Exhibit A attached hereto and made a part hereof.

   __Pursuant to 15 Pa.C.S. ss. 1901 (relating to omission of certain provisions from filed plans) the provision, if any, of the plan of merger that amend or constitute the operative Articles of Incorporation of the surviving corporation as in effect subsequent to the effective date of the plan are set forth in full in Exhibit A attached hereto and made a part hereof. The full text of the plan of merger is on file at the principal place of business of the surviving corporation, the address of which is:

353 Pine Street, P.O. Box 513    Williamsport     PA          17703
   -----------------------------------------------------------------------------
   Number and Street                City             State       Zip

   IN TESTIMONY WHEREOF, the undersigned corporation or each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer thereof this 9th day of August, 1994

Concord Service Acquisition Corp.         Concord Service Corporation
--------------------------------------    --------------------------------------
     (Name of Corporation)                       (Name of Corporation)

By: /s/ [graphic of signature omitted]    BY: /s/ [graphic of signature omitted]
--------------------------------------    --------------------------------------
          (Signature)                                 (Signature)
TITLE:                                    TITLE:
--------------------------------------    --------------------------------------

Microfilm Number_________     Filed with the Department of State on JUN - 3 1998

Entry Number 1534030          /s/ [graphic of signature omitted]
                              ----------------------------------
                              Secretary of the Commonwealth

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                   DSCB: 15-1507/4144/5507/6144/8506 (Rev 90)

Indicate type of entity (check one):

|x| Domestic Business Corporation (15 Pa. C.S.ss.1507)        |_| Foreign Nonprofit Corporation (15 Pa. C.S.ss.6144)

|_| Foreign Business Corporation (15 Pa. C.S.ss.4144)         |_| Domestic Limited Corporation (15 Pa. C.S.ss.8506)

|_| Domestic Nonprofit Corporation (15Pa. C.S.ss.5507)

   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring, to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is Concord Service Corporation

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

   (a) 329 Market Street      Williamstown    Pennyslvania    17701     Lycoming
       -------------------------------------------------------------------------
       Number and Street      City            State           Zip       County

   (b) c/o:
           ---------------------------------------------------------------------
           Name of Commercial Registered Office Provider           County

   For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3. (Complete part (a) or (b)):

   (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

       101 East State Street,   Kennett Square     PA     19348          Chester
       -------------------------------------------------------------------------
       Number and Street        City               State  Zip            County

   (b) The registered office of the corporation or limited partnership shall be provided by:

       c/o:
           ---------------------------------------------------------------------
           Name of Commercial Registered Office Provider                 County

   For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

DSCB:15-1507/4144/5507/6144/8506 (Rev 90)-2

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

   IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 15th day of May, 1998.

                          Concord Service Corporation
                          Name of Corporation/Limited Partnership

                          BY: /s/ Ira C. Gubernick
                             ----------------------------
                             (Signature) Ira C. Gubernick

                          TITLE: Secretary